UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 7, 2006
(Date of earliest event reported)

Bristow Group Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31617 (Commission File Number)	72-0679819 (IRS Employer Identification No.)
2000 West Sam Houston Parkway South, Suite 1700,
Houston, Texas 77042
(Address of principal executive offices)
(713) 267-7600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.
     On February 7, 2006, Bristow Group Inc., formerly Offshore Logistics, Inc., (the “Company”) issued a press release announcing that its shareholders had elected the following members to its Board of Directors: Thomas N. Amonett, Peter N. Buckley, Stephen J. Cannon, Jonathan H. Cartwright, William E. Chiles, Michael A. Flick, Kenneth M. Jones, Pierre H. Jungels, CBE, Thomas C. Knudson, Ken C. Tamblyn, and Robert W. Waldrup. A copy of the press release has been furnished as Exhibit 99.1 to this Report.
Item 9.01.   Financial Statements and Exhibits.
     (c)      Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release dated February 7, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOW GROUP INC.
Date: February 8, 2006	By:	/s/ Joseph A. Baj
Joseph A. Baj
Vice President, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release dated February 7, 2006